Exhibit 10.36

ON DEMAND PROMISSORY NOTE

$ 67,500	SMDMM FUNDING, LLC	November 4, 2020
Amount	Lender	Date

FOR VALUE RECEIVED, the Undersigned acknowledges that he is indebted to the Lender in the amount stated herein and promises to pay on demand to the order of SMDMM Funding, LLC a Wyoming limited liability company, with its principal place of business at 3124 Brother Blvd. Ste 104 Bartlett, TN 38133 (the “Lender”), the principal sum of sixty seven thousand five hundred ($67,500) together with interest thereon from the date hereof to maturity at with a 10% interest fee.

Said principal sum is due on demand, and in the absence of any demand is due ten years from the date hereof. All installments, prepayments, and other payments of principal and interest are payable to Lender at 3124 Brother Blvd. Ste 104 Bartlett, TN 38133 or at such other place as the Lender or holder may hereafter and from time to time designate in writing.

This Note may be prepaid, in whole or in part, without penalty at any time. At maturity, or upon demand or default or failure to pay any installment of principal and interest required herein, the entire balance shall be immediately due and payable. Any remedy of Lender or holder upon default of the Undersigned shall be cumulative and not exclusive and choice of remedy shall be at the sole election of Lender or holder. The Undersigned agrees to pay all costs of collection, including reasonable attorney’s fees, whether or not any suit, civil action, or other proceeding at law or in equity, is commenced. The Undersigned waives demand, presentment for payment, protest and notice of protest and nonpayment of this Note and expressly agrees to remain bound for the payment of principal, interest and other sums provided for by the terms of this Note, notwithstanding any extension or extensions of the time of, or for the payment of, said principal. No delay or omission on the part of the Lender or holder in exercising any rights shall operate as a waiver of such right. This Note shall be governed by the laws of the State of Tennessee, and each party hereto agrees to venue and jurisdiction in the federal and state courts located in Shelby County, Tennessee.

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On Demand Promissory Note Page 1 of 2

Executed on November 4, 2020.

UNDERSIGNED:

Printed Name:

Authorized Representative of:		Surge Holdings, Inc.

WITNESS:

Printed Name

Signature

On Demand Promissory Note Page 2 of 2